Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Fourth Quarter 2011
Supplemental Financial Information

2101 6th Avenue North, Suite 750 | Birmingham, AL 35203 | 205.250.8700 | www.colonialprop.com

	TABLE OF CONTENTS
	Overview and Contact Information.................................................................................................................................................	3
1	Financial Highlights........................................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations....................................................................................................................................	5
	Funds from Operations (FFO) Reconciliation / Shares..............................................................................................................	7
	Balance Sheet............................................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventures
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment Summary................................................................................................................................................	16
	Three/Twelve Month Income Summary......................................................................................................................	17
	Commercial Operational Statistics...........................................................................................................................	18
5	Real Estate Activities...................................................................................................................................................	19
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	20
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	21
	Supplemental Data / Investment Activities...............................................................................................................	24
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	25
	NOI from Discontinued Operations / Adjusted EBITDA..............................................................................................	26
	SEC Coverage Ratios...............................................................................................................................................	28
8	Appendix
	Multifamily Community Table.....................................................................................................................................	28
	Commercial Property Table.......................................................................................................................................	32
	Unconsolidated Joint Venture Summary...................................................................................................................	34
9	Glossary of Terms........................................................................................................................................................	35

Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Achieving operating excellence
-Investing in high growth Sunbelt cities    -Managing multifamily, office, retail and mixed-use properties
-Pursuing strategic acquisition, disposition and -Ensuring a strong balance sheet and liquidity position development opportunities

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCullouch	949-640-8780
Keefe Bruyette & Woods	Taylor Schimkat	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
Wunderlich Securities	Ian Fleischer	410-369-2618

GUIDANCE
	FYE 2012 Range
Diluted (Loss) Income per Share	$(0.12)	$0.04
Plus: Real Estate Depreciation & Amortization	1.45	1.45
Less: Gain on Sale of Operating Properties	(0.10)	(0.20)
Total Diluted Funds from Operation ("FFO") per Share	$1.23	$1.29

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2011

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010

Total property revenues (1)	$98,271	$86,671	$372,360	$338,680

Multifamily property revenues (2)	85,483	78,881	335,983	309,356
Multifamily property NOI (2)	51,274	46,865	197,516	177,440

Management & leasing fee revenues	2,097	2,781	8,047	11,693

Adjusted EBITDA (3)	58,694	52,135	227,082	209,589

Net income (loss):
Per share - basic	0.10	(0.09)	0.04	(0.67)
Per share - diluted	0.10	(0.09)	0.04	(0.67)

Funds from operations
Per share - basic	0.28	0.28	1.15	1.02
Per share - diluted	0.28	0.28	1.15	1.02

Dividends per share	0.15	0.15	0.60	0.60

Dividends/EPS (diluted) payout ratio	150.0%	(166.7)%	1,500.0%	(89.6)%
Dividends/FFO (diluted) payout ratio	53.6%	53.6%	52.2%	58.8%

Consolidated interest expense (1)	$22,991	$21,501	87,667	84,553
Consolidated interest income (1)	(279)	(435)	(1,503)	(1,597)
Net interest expense (1)	22,712	21,066	86,164	82,956

Pro-rata share of joint venture interest expense	2,565	2,789	11,124	12,531

Principal reductions	564	355	1,969	1,333
Preferred dividends & distributions	867	1,724	3,586	12,810

Interest coverage ratio (4)	2.3	2.1	2.3	2.2
Fixed charge coverage ratio (4)	2.2	2.0	2.2	1.9
Fixed charge w/capitalized interest ratio (4)	2.1	1.9	2.2	1.8

Multifamily same property NOI increase / (decrease) (5)	6.9%	3.5%	7.3%	(3.5)%
(# of apartment homes included)	29,233	29,173	29,233	29,173

			As of	As of
			12/31/2011	12/31/2010
Total assets			$3,258,605	$3,171,134
Total debt			1,759,727	1,761,571
Common shares and units, outstanding end of period			94,643	85,634
Share price, end of period			20.86	18.05
Preferred shares and units, end of period			—	50,000
Book equity value, end of period (6)			1,364,173	1,305,296
Market equity value, end of period (7)			1,974,253	1,545,694
Debt to total market capitalization ratio (8)			47.1%	52.5%
Unencumbered real estate assets (at cost) to unsecured debt ratio (8)			259.6%	243.0%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 27.
(4) For additional information on these calculations, see page 22.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year.
(6) Includes common shares and preferred units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Revenue
Minimum Rent	$81,815	$72,120	$310,956	$282,975
Tenant Recoveries	2,853	2,427	10,934	10,228
Other Property Related Revenue	13,603	12,124	51,373	46,332
Other Non-Property Related Revenue	2,097	2,781	8,047	11,693
Total Revenue	100,368	89,452	381,310	351,228

Operating Expenses
Operating Expenses:
Property Operating Expenses	26,902	24,697	106,067	100,305
Taxes, Licenses and Insurance	11,041	9,681	42,491	40,009
Total Property Operating Expenses	37,943	34,378	148,558	140,314

Property Management Expenses	2,187	2,576	9,185	8,584
General and Administrative Expenses	4,844	4,541	20,439	18,563
Management Fee and Other Expenses	2,386	2,245	8,067	9,504
Restructuring Charges	153	361	153	361
Investment and Development Expenses (1)	344	380	1,781	422
Depreciation	31,605	29,594	123,460	116,374
Amortization	2,017	2,217	8,426	8,848
Impairment and Other Losses (2)	3,392	394	5,736	1,308
Total Operating Expenses	84,871	76,686	325,805	304,278
Income from Operations	15,497	12,766	55,505	46,950

Other Income (Expense)
Interest Expense	(22,991)	(21,133)	(86,573)	(83,091)
Debt Cost Amortization	(1,252)	(1,166)	(4,767)	(4,618)
Gain on Retirement of Debt	—	—	—	1,044
Interest Income	279	435	1,503	1,597
Income from Partially-Owned Investments	18,588	3,389	17,497	3,365
Loss on Hedging Activities	—	—	—	(289)
Gain (Loss) on Sale of Property, net of Income Taxes of $ - (Q4) and $ - (YE) in 2011 and
$ - (Q4) and $117 (YE) in 2010	96	(444)	115	(1,391)
Income Tax and Other	(132)	(201)	(872)	(1,084)
Total Other Income (Expense)	(5,412)	(19,120)	(73,097)	(84,467)

Income (Loss) from Continuing Operations	10,085	(6,354)	(17,592)	(37,517)

Discontinued Operations
(Loss) Income from Discontinued Operations	(614)	(1,331)	38	(631)
Gain (Loss) on Disposal of Discontinued Operations	58	—	23,733	(395)

Net (Loss) Income from Discontinued Operations	(556)	(1,331)	23,771	(1,026)

Net Income (Loss)	9,529	(7,685)	6,179	(38,543)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(6)	(7)	(53)	103
Noncontrolling Interest in CRLP - Preferred	(867)	(1,724)	(3,586)	(7,161)
Noncontrolling Interest in CRLP - Common	(791)	550	1,580	4,969
Discontinued Operations
Noncontrolling Interest in CRLP - Common	43	114	(1,873)	99
Noncontrolling Interest of Limited Partners	—	1	—	(4)
Income Attributable to Noncontrolling Interest	(1,621)	(1,066)	(3,932)	(1,994)

Net Income (Loss) Attributable to Parent Company	7,908	(8,751)	2,247	(40,537)

Dividends to Preferred Shareholders	—	—	—	(5,649)
Preferred Unit Repurchase Gains	2,500	3,000	2,500	3,000
Preferred Share/Unit Issuance Costs	(1,319)	(1,318)	(1,319)	(4,868)
Net Income (Loss) Available to Common Shareholders	$9,089	$(7,069)	$3,428	$(48,054)
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2011

	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010

Income (Loss) per Share - Basic
Continuing Operations	$0.11	$(0.08)	$(0.22)	$(0.66)
Discontinued Operations	(0.01)	(0.01)	0.26	(0.01)
EPS - Basic	$0.10	$(0.09)	$0.04	$(0.67)

Income (Loss) per Share - Diluted
Continuing Operations	$0.11	$(0.08)	$(0.22)	$(0.66)
Discontinued Operations	(0.01)	(0.01)	0.26	(0.01)
EPS - Diluted	$0.10	$(0.09)	$0.04	$(0.67)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the three months ended December 31, 2011, the Company recorded a $3.3 million charge for a loss contingency related to certain litigation. For the twelve months ended December 31, 2011, in addition to the charges recorded during the three months ended December 31, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation, $0.7 million in casualty losses as a result of property damage at eight multifamily apartment communities and $0.2 million in non-cash impairment charges related to various for-sale project and land outparcel transactions. For the twelve months ended December 31,
2010, the Company incurred $1.0 million in casualty losses related to property damage at four of the Company's multifamily apartment communities. The remaining $0.3 million recorded during 2010 was the result of various for-sale project transactions.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010

Basic
Shares	86,769	77,148	84,142	71,919
Operating Partnership Units (OP Units)	7,191	7,305	7,247	7,617
Total Shares & OP Units	93,960	84,453	91,389	79,536

Dilutive Common Share Equivalents	241	—	—	—

Diluted (1)
Shares	87,010	77,148	84,142	71,919
Total Shares & OP Units	94,201	84,453	91,389	79,536

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2011

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010
Net Income (Loss) Available to Common Shareholders	$9,089	$(7,069)	$3,428	$(48,054)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	748	(664)	293	(5,068)
Total	9,837	(7,733)	3,721	(53,122)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,531	30,692	126,696	120,471
Amortization - Real Estate	2,047	1,878	8,306	7,248
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	(154)	444	(23,849)	1,786
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and
Noncontrolling Interest	96	(444)	102	(1,720)
Total Adjustments - Consolidated	33,520	32,570	111,255	127,785

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,524	1,867	6,451	8,060
Amortization - Real Estate	459	625	2,822	2,810
Remove: Loss/(Gain) on Sale of Property	(18,787)	(3,461)	(18,765)	(3,578)
Total Adjustments - Unconsolidated	(16,804)	(969)	(9,492)	7,292

Funds from Operations	$26,553	$23,868	$105,484	$81,955

Income Allocated to Participating Securities	(179)	(177)	(772)	(645)

Funds from Operations Available to Common Shareholders and Unitholders	$26,374	$23,691	$104,712	$81,310

FFO per Share
Basic	$0.28	$0.28	$1.15	$1.02
Diluted	$0.28	$0.28	$1.15	$1.02

Operating FFO:
Funds from Operations	$26,374	$23,691	$104,712	$81,310
Less: Transaction Income
-Development and Land (Gains)/Losses	(96)	444	(102)	1,607
-Bond Repurchase Gains, Net of Write-off	—	—	—	(755)
-Preferred Share/Unit Gains, Net of Issuance Costs	(1,181)	(1,682)	(1,181)	1,868
Operating FFO	$25,097	$22,453	$103,429	$84,030

Operating FFO per Share
Basic	$0.27	$0.27	$1.13	$1.06
Diluted	$0.27	$0.27	$1.13	$1.06

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

On October 31, 2011, NAREIT issued updated guidance on FFO indicating that all companies should exclude impairment write-downs of depreciable real estate assets when computing FFO. Previously, the Company's calculation of FFO did not exclude impairment write-downs of depreciable real estate assets.
As a result, the Company has changed its presentation of FFO to exclude impairment write-downs of depreciable real estate assets. However, no amounts presented herein were impacted by this change in presentation.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The
Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares/units are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2011

BALANCE SHEET
($ in 000s)	As of	As of
	12/31/2011	12/31/2010
ASSETS
Real Estate Assets
Operating Properties	$3,445,455	$3,331,108
Undeveloped Land & Construction in Progress	306,826	261,955
Total Real Estate, before Depreciation	3,752,281	3,593,063

Less: Accumulated Depreciation	(731,894)	(640,981)
Real Estate Assets Held for Sale, net	10,543	16,861
Net Real Estate Assets	3,030,930	2,968,943
Cash and Equivalents	6,452	4,954
Restricted Cash	43,489	9,294
Accounts Receivable, net	26,762	20,734
Notes Receivable	43,787	44,538
Prepaid Expenses	19,912	23,225
Deferred Debt and Lease Costs	22,408	23,035
Investment in Unconsolidated Subsidiaries	12,303	22,828
Other Assets	52,562	53,583
Total Assets	$3,258,605	$3,171,134

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$184,000	$377,362
Notes and Mortgages Payable	1,575,727	1,384,209
Total Debt	1,759,727	1,761,571
Accounts Payable	50,266	38,915
Accrued Interest	11,923	12,002
Accrued Expenses	15,731	15,267
Investment in Unconsolidated Subsidiaries	31,577	27,954
Other Liabilities	25,208	10,129
Total Liabilities	1,894,432	1,865,838

Redeemable Common Units	159,582	145,539

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	—	50,000
Limited Partner's Noncontrolling Interest	728	769
Total Noncontrolling Interest	728	50,769

Cumulative Earnings	1,267,958	1,260,944
Cumulative Distributions	(1,862,838)	(1,808,700)
Common Equity, including Additional Paid-in Capital	1,965,812	1,809,138
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(16,906)	(2,231)
Total Equity, including Noncontrolling Interest	1,204,591	1,159,757
Total Liabilities and Equity	$3,258,605	$3,171,134

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	12/31/2011	12/31/2010
Basic
Shares	87,474	78,334
Operating Partnership Units (OP Units)	7,169	7,300
Total Shares & OP Units	94,643	85,634

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2011

COMMUNITY PORTFOLIO AT DECEMBER 31, 2011 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	72	2,670	—	2,670	—	2,670
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,262	346	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,578	312	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,530	321	4,851	—	4,851	—	4,851	—	4,851
Dallas/Fort Worth	3,688	590	4,278	29	4,307	—	4,307	—	4,307
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	232	1,988
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	680	2,644	74	2,718	—	2,718	—	2,718
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,024	1,141	5,165	—	5,165	—	5,165	486	5,651

Total Portfolio	29,233	3,726	32,959	175	33,134	—	33,134	1,014	34,148

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JVs at		Dec 31	Sep 30	June 30	Mar 31	Dec 31
	Communities		Pro Rata % (4)		2011	2011	2011	2011	2010

Atlanta		9.2%	8.4%		96.1%	95.3%	95.7%	94.4%	93.9%
Austin		9.6%	9.6%		96.0%	97.2%	96.6%	96.4%	97.3%
Birmingham		3.9%	4.6%		95.3%	95.6%	95.1%	95.6%	95.2%
Charleston		5.3%	5.7%		97.4%	96.8%	98.4%	97.5%	97.5%
Charlotte		14.2%	13.9%		95.9%	96.0%	96.0%	96.0%	95.7%
Dallas/Fort Worth		11.1%	11.2%		92.7%	93.5%	95.6%	96.2%	96.3%
Huntsville		3.0%	2.6%		93.7%	96.1%	97.6%	96.2%	94.0%
Orlando		7.8%	6.9%		96.0%	95.2%	97.2%	97.3%	96.9%
Phoenix		3.6%	3.2%		96.2%	97.7%	94.6%	93.3%	95.7%
Raleigh		6.9%	8.7%		96.1%	96.7%	95.8%	95.8%	96.0%
Richmond		6.0%	5.3%		96.0%	96.9%	95.5%	96.0%	96.6%
Savannah		5.6%	5.0%		96.8%	97.7%	98.1%	98.8%	97.1%
Other		13.8%	14.9%		95.8%	95.4%	96.1%	95.7%	95.4%

Total Portfolio (5)		100.0%	100.0%		95.6%	95.9%	96.2%	96.0%	95.9%

Same Property (6)					95.9%	96.1%	96.2%	96.1%	96.0%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,016 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 29.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2011
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2011	12/31/2010	Change	12/31/2011	12/31/2010	Change
Property Revenues
Same Property Communities (2)	29,233	$75,507	$71,575	$3,932	$295,620	$283,115	$12,505
Non-Same Property Communities	3,726	9,415	3,168	6,247	27,140	8,852	18,288
Joint Venture Communities (3)	175	458	518	(60)	2,325	2,469	(144)
Development and Lease Up Communities	1,014	83	—	83	89	—	89
Dispositions / Other	—	20	3,620	(3,600)	10,809	14,920	(4,111)
Total Property Revenues	34,148	$85,483	$78,881	$6,602	$335,983	$309,356	$26,627

Property Expenses
Same Property Communities (2)	29,233	$29,876	$28,878	$998	$120,730	$120,057	$673
Non-Same Property Communities	3,726	3,871	1,305	2,566	11,118	3,847	7,271
Joint Venture Communities (3)	175	197	220	(23)	1,087	1,151	(64)
Development and Lease Up Communities	1,014	169	—	169	286	—	286
Dispositions / Other	—	96	1,612	(1,516)	5,246	6,861	(1,615)
Total Property Expenses	34,148	$34,209	$32,015	$2,194	$138,467	$131,916	$6,551

Property Net Operating Income
Same Property Communities (2)	29,233	$45,631	$42,697	$2,934	$174,890	$163,058	$11,832
Non-Same Property Communities	3,726	5,544	1,863	3,681	16,022	5,005	11,017
Joint Venture Communities (3)	175	261	298	(37)	1,238	1,318	(80)
Development and Lease Up Communities	1,014	(86)	—	(86)	(197)	—	(197)
Dispositions / Other	—	(76)	2,007	(2,083)	5,563	8,059	(2,496)
Total Property Net Operating Income	34,148	$51,274	$46,865	$4,409	$197,516	$177,440	$20,076

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2011	12/31/2010	Change	12/31/2011	12/31/2010	Change
Capitalized Expenses
Same Property Communities (2)	29,233	$6,839	$9,538	$(2,699)	$21,457	$27,398	$(5,941)
Non-Same Property Communities	3,726	165	189	(24)	499	324	175
Joint Venture Communities (3)	175	76	19	57	213	65	148
Dispositions / Other	—	7	650	(643)	405	1,773	(1,368)
Total Property Capitalized Expenses	33,134	$7,087	$10,396	$(3,309)	$22,574	$29,560	$(6,986)

Capitalized Expenses per Unit
Same Property Communities (2)	29,233	$234	$326	$(92)	$734	$937	$(203)
Non-Same Property Communities	3,726	44	51	(6)	134	87	47
Joint Venture Communities	175	436	109	327	1,221	373	848
Total Per Unit	33,134	$214	$314	$(100)	$681	$892	$(211)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2011 (1)

		Revenues			Expenses			NOI
	4Q11	4Q10	% Chg	4Q11	4Q10	% Chg	4Q11	4Q10	% Chg

Atlanta	$7,139	$6,846	4.3%	$2,942	$2,918	0.8%	$4,197	$3,928	6.8%
Austin	7,759	7,265	6.8%	3,358	3,166	6.1%	4,401	4,099	7.4%
Birmingham	3,000	2,882	4.1%	1,218	1,140	6.8%	1,782	1,742	2.3%
Charleston	4,013	3,875	3.6%	1,577	1,506	4.7%	2,436	2,369	2.8%
Charlotte	10,702	9,989	7.1%	4,209	4,147	1.5%	6,493	5,842	11.1%
Dallas / Fort Worth	9,289	8,935	4.0%	4,213	4,151	1.5%	5,076	4,784	6.1%
Huntsville	2,121	2,023	4.8%	767	767	—%	1,354	1,256	7.8%
Orlando	5,442	5,138	5.9%	1,866	1,735	7.6%	3,576	3,403	5.1%
Phoenix	2,604	2,363	10.2%	950	902	5.3%	1,654	1,461	13.2%
Raleigh	4,971	4,678	6.3%	1,801	1,806	(0.3)%	3,170	2,872	10.4%
Richmond	4,380	4,248	3.1%	1,641	1,582	3.7%	2,739	2,666	2.7%
Savannah	4,027	3,735	7.8%	1,451	1,413	2.7%	2,576	2,322	10.9%
Other	10,060	9,598	4.8%	3,883	3,645	6.5%	6,177	5,953	3.8%

Total Same Property (2)	$75,507	$71,575	5.5%	$29,876	$28,878	3.5%	$45,631	$42,697	6.9%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	4Q11	4Q10	% Chg	4Q11	4Q10	% Chg

Atlanta	2,598		9.2%	94.4%	94.2%	0.2%	$790	$759	4.1%
Austin	2,908		9.6%	95.9%	96.9%	(1.0)%	787	732	7.5%
Birmingham	1,262		3.9%	94.1%	95.0%	(0.9)%	723	684	5.7%
Charleston	1,578		5.3%	96.5%	96.9%	(0.4)%	740	696	6.3%
Charlotte	4,530		14.2%	95.2%	95.3%	(0.1)%	696	649	7.2%
Dallas / Fort Worth	3,688		11.1%	93.4%	94.7%	(1.3)%	743	707	5.1%
Huntsville	836		3.0%	92.8%	94.3%	(1.5)%	745	708	5.2%
Orlando	1,756		7.8%	95.4%	95.1%	0.3%	923	881	4.8%
Phoenix	952		3.6%	95.7%	95.3%	0.4%	810	740	9.5%
Raleigh	1,964		6.9%	96.8%	96.4%	0.4%	741	704	5.3%
Richmond	1,700		6.0%	94.9%	95.7%	(0.8)%	742	719	3.2%
Savannah	1,437		5.6%	97.1%	96.2%	0.9%	813	755	7.7%
Other	4,024		13.5%	95.7%	95.6%	0.1%	746	714	4.5%

Total Same Property (2)	29,233		100.0%	95.2%	95.5%	(0.3)%	$760	$719	5.7%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year Ended 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011 (1)

		Revenues			Expenses			NOI
	2011	2010	% Chg	2011	2010	% Chg	2011	2010	% Chg

Atlanta	$28,013	$27,226	2.9%	$12,026	$11,947	0.7%	$15,987	$15,279	4.6%
Austin	30,262	28,404	6.5%	13,631	13,012	4.8%	16,631	15,392	8.0%
Birmingham	11,871	11,479	3.4%	4,986	4,903	1.7%	6,885	6,576	4.7%
Charleston	15,831	15,329	3.3%	6,384	6,301	1.3%	9,447	9,028	4.6%
Charlotte	41,538	39,366	5.5%	16,796	17,120	(1.9)%	24,742	22,246	11.2%
Dallas / Fort Worth	36,559	35,216	3.8%	17,021	17,223	(1.2)%	19,538	17,993	8.6%
Huntsville	8,392	8,238	1.9%	3,101	3,150	(1.6)%	5,291	5,088	4.0%
Orlando	21,329	20,452	4.3%	7,852	7,724	1.7%	13,477	12,728	5.9%
Phoenix	10,026	9,264	8.2%	3,670	3,677	(0.2)%	6,356	5,587	13.8%
Raleigh	19,241	18,321	5.0%	7,310	7,462	(2.0)%	11,931	10,859	9.9%
Richmond	17,264	16,777	2.9%	6,680	6,693	(0.2)%	10,584	10,084	5.0%
Savannah	15,796	14,905	6.0%	5,706	5,564	2.6%	10,090	9,341	8.0%
Other	39,498	38,138	3.6%	15,567	15,281	1.9%	23,931	22,857	4.7%

Total Same Property (2)	$295,620	$283,115	4.4%	$120,730	$120,057	0.6%	$174,890	$163,058	7.3%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	2011	2010	% Chg	2011	2010	% Chg

Atlanta	2,598		9.1%	94.2%	94.9%	(0.7)%	$778	$753	3.3%
Austin	2,908		9.5%	96.0%	96.0%	—%	762	721	5.7%
Birmingham	1,262		3.9%	95.1%	94.9%	0.2%	708	683	3.7%
Charleston	1,578		5.4%	97.0%	96.9%	0.1%	719	691	4.1%
Charlotte	4,530		14.1%	95.1%	95.0%	0.1%	676	646	4.6%
Dallas / Fort Worth	3,688		11.2%	94.3%	93.9%	0.4%	728	712	2.2%
Huntsville	836		3.0%	95.2%	96.0%	(0.8)%	725	706	2.7%
Orlando	1,756		7.7%	95.6%	95.8%	(0.2)%	905	869	4.1%
Phoenix	952		3.6%	94.7%	94.7%	—%	790	732	7.9%
Raleigh	1,964		6.8%	96.1%	95.3%	0.8%	724	701	3.3%
Richmond	1,700		6.1%	94.8%	95.8%	(1.0)%	732	713	2.7%
Savannah	1,437		5.8%	97.8%	96.2%	1.6%	790	757	4.4%
Other	4,024		13.7%	95.7%	95.4%	0.3%	731	711	2.8%

Total Same Property (2)	29,233		100.0%	95.4%	95.3%	0.1%	$743	$715	3.9%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2011
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	4Q11	3Q11	% Chg	4Q11	3Q11	% Chg	4Q11	3Q11	% Chg

Atlanta	$7,139	$7,060	1.1%	$2,942	$3,149	(6.6)%	$4,197	$3,911	7.3%
Austin	7,759	7,670	1.2%	3,358	3,620	(7.2)%	4,401	4,050	8.7%
Birmingham	3,000	3,011	(0.4)%	1,218	1,307	(6.8)%	1,782	1,704	4.6%
Charleston	4,013	4,048	(0.9)%	1,577	1,612	(2.2)%	2,436	2,436	—%
Charlotte	10,702	10,507	1.9%	4,209	4,403	(4.4)%	6,493	6,104	6.4%
Dallas / Fort Worth	9,289	9,146	1.6%	4,213	4,497	(6.3)%	5,076	4,649	9.2%
Huntsville	2,121	2,139	(0.8)%	767	791	(3.0)%	1,354	1,348	0.4%
Orlando	5,442	5,341	1.9%	1,866	2,011	(7.2)%	3,576	3,330	7.4%
Phoenix	2,604	2,570	1.3%	950	965	(1.6)%	1,654	1,605	3.1%
Raleigh	4,971	4,895	1.6%	1,801	1,935	(6.9)%	3,170	2,960	7.1%
Richmond	4,380	4,364	0.4%	1,641	1,726	(4.9)%	2,739	2,638	3.8%
Savannah	4,027	4,017	0.2%	1,451	1,511	(4.0)%	2,576	2,506	2.8%
Other	10,060	9,996	0.6%	3,883	4,022	(3.5)%	6,177	5,974	3.4%

Total Same Property (1)	$75,507	$74,764	1.0%	$29,876	$31,549	(5.3)%	$45,631	$43,215	5.6%

	Apartment
	Homes		% of NOI	Financial Occupancy (2)			Rent per Unit (3)
	Included		Contribution	4Q11	3Q11	% Chg	4Q11	3Q11	% Chg

Atlanta	2,598		9.2%	94.4%	94.6%	(0.2)%	$790	$785	0.6%
Austin	2,908		9.6%	95.9%	96.4%	(0.5)%	787	771	2.1%
Birmingham	1,262		3.9%	94.1%	95.2%	(1.1)%	723	718	0.7%
Charleston	1,578		5.3%	96.5%	97.9%	(1.4)%	740	723	2.4%
Charlotte	4,530		14.2%	95.2%	95.4%	(0.2)%	696	681	2.2%
Dallas / Fort Worth	3,688		11.1%	93.4%	94.1%	(0.7)%	743	732	1.5%
Huntsville	836		3.0%	92.8%	96.4%	(3.6)%	745	731	1.9%
Orlando	1,756		7.8%	95.4%	95.4%	—%	923	910	1.4%
Phoenix	952		3.6%	95.7%	96.0%	(0.3)%	810	797	1.6%
Raleigh	1,964		6.9%	96.8%	96.5%	0.3%	741	731	1.4%
Richmond	1,700		6.0%	94.9%	94.2%	0.7%	742	742	—%
Savannah	1,437		5.6%	97.1%	97.9%	(0.8)%	813	801	1.5%
Other	4,024		13.5%	95.7%	95.6%	0.1%	746	739	0.9%

Total Same Property (1)	29,233		100.0%	95.2%	95.6%	(0.4)%	$760	$749	1.5%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after "loss to lease", concessions and vacancy.
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Fourth Quarter 2011
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED DECEMBER 31, 2011

					% of Operating Expense
	4Q11	4Q10	$ Change	% Change	4Q11	4Q10	Change

On-site Payroll (1)	$7,915	$7,836	$79	1.0%	26.5%	27.1%	(0.6)%
Real Estate Taxes	7,428	6,691	737	11.0%	24.9%	23.2%	1.7%
Utilities (2)	6,990	6,753	237	3.5%	23.4%	23.4%	—%
Repairs and Maintenance (3)	4,692	4,623	69	1.5%	15.7%	16.0%	(0.3)%
Insurance	1,159	1,165	(6)	(0.5)%	3.9%	4.0%	(0.1)%
General and Administrative	1,141	1,022	119	11.6%	3.8%	3.5%	0.3%
Advertising and Promotions	551	788	(237)	(30.1)%	1.8%	2.7%	(0.9)%

Total Same Property (4)	$29,876	$28,878	$998	3.5%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011

					% of Operating Expenses
	2011	2010	$ Change	% Change	2011	2010	Change

On-site Payroll (1)	$30,778	$30,584	$194	0.6%	25.5%	25.5%	—%
Real Estate Taxes	29,403	28,620	783	2.7%	24.4%	23.8%	0.6%
Utilities (2)	27,739	26,801	938	3.5%	23.0%	22.3%	0.7%
Repairs and Maintenance (3)	21,282	21,925	(643)	(2.9)%	17.6%	18.3%	(0.7)%
Insurance	4,520	4,754	(234)	(4.9)%	3.7%	4.0%	(0.3)%
General and Administrative	4,496	4,121	375	9.1%	3.7%	3.4%	0.3%
Advertising and Promotions	2,512	3,252	(740)	(22.8)%	2.1%	2.7%	(0.6)%

Total Same Property (4)	$120,730	$120,057	$673	0.6%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Twelve Months Ended
	12/31/2011	12/31/2010	12/31/2011	12/31/2010

OPERATING DATA (1)

Property Revenues
Rental Revenue	$6,375	$7,099	$27,395	$32,632
Other Property Revenue	226	388	1,045	1,527
Total Property Revenue	6,601	7,487	28,440	34,159

Property Expenses
Property Operating and Maintenance	1,451	1,543	5,916	7,510
Taxes, License and Insurance	647	653	2,949	3,214
Total Property Expenses	2,098	2,196	8,865	10,724

Net Operating Income (NOI)	4,503	5,291	19,575	23,435

Other Income (Expenses)
Interest, net	(2,587)	(2,808)	(11,207)	(12,630)
Depreciation and Amortization (2)	(4,966)	(2,537)	(12,403)	(10,687)
Other	(87)	(18)	(232)	(331)
Total Other Expenses	(7,640)	(5,363)	(23,842)	(23,648)

Gain on Sale of Properties, net	21,725	3,461	21,764	3,578
Income from Partially-Owned Investments	$18,588	$3,389	$17,497	$3,365

			As of
			12/31/2011	12/31/2010
BALANCE SHEET DATA (3)

Real Estate Assets, net			$1,092,532	$1,270,405
Other Assets, net			78,632	106,291
Total Assets			1,171,164	1,376,696

Notes Payable			957,068	1,110,908
Other Liabilities			106,068	110,246
Total Liabilities			1,063,136	1,221,154

Member's Equity			108,028	155,542
Total Liabilities and Member's Equity			$1,171,164	$1,376,696

Colonial's Equity Investment (4)			$(19,274)	$(5,126)
Colonial's Pro-rata Share of Debt			$147,842	$201,283

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the Company's Balance
Sheet as of December 31, 2011.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of December 31, 2011
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY	5	1,016	$101,958	$13,841	$65,980	17%	5.65%	39	100.00%	—%

COMMERCIAL
DRA/CLP	18	5,220	$969,725	$—	$741,909	15%	5.61%	30	100.00%	—
Bluerock	9	1,703	235,758	—	107,540	10%	6.47%	71	100.00%	—
Turkey Creek (3)	—	—	—	—	—	—	—	—	—	—
Other (4)	4	938	69,480	—	41,640	30%	3.31%	12	36.43%	63.57%

Total Commercial	31	7,861	$1,274,963	$—	$891,089

	36		$1,376,921	$13,841	$957,069

For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Gross leasable area (in 000s) includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)
(3) On December 9, 2011, the Company sold its 50% interest in these joint ventures.
(4) On November 28, 2011, the Company sold its remaining 5% interest in the Colonial Promenade Alabaster II/Tutwiler II joint venture.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
($ in 000s)

FOR THE THREE MONTHS ENDED DECEMBER 31, 2011
									Colonial Share
	Total	Operating	Net Operating	Interest	Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$2,690	$1,243	$1,447	$884	$18	$—	$942	$(397)	$(50)

COMMERCIAL
DRA/CLP	$24,195	$9,770	$14,425	$10,636	$52	$—	$9,348	$(5,611)	$(377)
Bluerock	6,723	2,176	4,547	3,310	25	—	2,734	(1,522)	(51)
Turkey Creek (2)	2,385	619	1,766	792	171	43,452	731	43,524	18,835
Other (3)	2,707	676	2,031	751	20	—	711	549	231

Total Commercial	$36,010	$13,241	$22,769	$15,489	$268	$43,452	$13,524	$36,940	$18,638

	$38,700	$14,484	$24,216	$16,373	$286	$43,452	$14,466	$36,543	$18,588

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011

MULTIFAMILY	$12,072	$5,814	$6,258	$5,050	$65	$—	$4,493	$(3,350)	$(246)

COMMERCIAL
DRA/CLP	$100,160	$39,400	$60,760	$42,199	$178	$258	$44,064	$(25,423)	$(2,039)
Bluerock	27,016	8,570	18,446	13,151	96	—	10,868	(5,669)	(169)
Turkey Creek (2)	11,591	2,632	8,959	3,897	416	43,452	4,152	43,946	19,135
Other (3)	11,635	2,797	8,838	3,633	96	—	3,245	1,864	816

Total Commercial	$150,402	$53,399	$97,003	$62,880	$786	$43,710	$62,329	$14,718	$17,743

	$162,474	$59,213	$103,261	$67,930	$851	$43,710	$66,822	$11,368	$17,497

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 29-34.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) On December 9, 2011, the Company sold its 50% interest in these joint ventures.
(3) On November 28, 2011, the Company sold its remaining 5% interest in the Colonial Promenade Alabaster II/Tutwiler II joint venture.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Fourth Quarter 2011
	As of				As of
	12/31/2011	12/31/2010			12/31/2011	12/31/2010
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.01	$26.46	Consolidated		1,154	1,330
Unconsolidated	19.34	19.49	Unconsolidated (2)		918	918
Retail (1)			Retail
Consolidated	$22.45	$23.03	Consolidated		1,252	1,218
Unconsolidated	20.49	21.97	Unconsolidated (2)		164	440
Base rent per square foot - Cash
Office
Consolidated	$25.58	$25.45
Unconsolidated	19.27	19.08
Retail (1)
Consolidated	$22.43	$22.67
Unconsolidated	20.53	21.70

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See the Appendix pages 32-34 for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	995	14%	$20,269	16%	140	8%	$2,905	8%
2013	747	11%	14,649	11%	119	6%	2,398	7%
2014	653	9%	12,653	10%	110	6%	2,064	6%
2015	1,114	16%	18,295	14%	232	12%	4,176	12%
2016	810	12%	15,238	12%	145	8%	2,747	8%
2017+	2,629	38%	46,722	37%	1,135	60%	20,953	59%
Total Leased SF	6,948		$127,826		1,881		$35,243

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2012	255	14%	$4,328	15%	125	9%	$2,707	13%
2013	135	7%	2,810	10%	87	7%	1,847	9%
2014	105	6%	2,146	8%	71	5%	1,360	6%
2015	142	8%	2,307	8%	87	7%	1,520	7%
2016	278	15%	2,839	10%	243	18%	2,334	11%
2017+	913	50%	13,740	49%	719	54%	11,236	54%
Total Leased SF	1,828		$28,170		1,332		$21,004

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2011	12/31/2010	12/31/2011	12/31/2010
Regular Maintenance			$480	$74	$742	$315
Tenant Improvements			1,998	3,033	2,625	4,766
Leasing Commissions			407	930	1,348	2,293
Total			$2,885	$4,037	$4,715	$7,374
Less: Unconsolidated Assets			(1,275)	(749)	(2,733)	(2,210)
Total - Consolidated Assets			$1,610	$3,288	$1,982	$5,164

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2011	12/31/2010	12/31/2011	12/31/2010
Regular Maintenance			$169	$20	$231	$148
Tenant Improvements			611	171	715	226
Leasing Commissions			171	133	428	343
Total			$951	$324	$1,374	$717
Less: Unconsolidated Assets			(733)	(50)	(900)	(323)
Total - Consolidated Assets			$218	$274	$474	$394

COLONIAL PROPERTIES TRUST
Real Estate Activities
Fourth Quarter 2011

ACQUISITIONS

					Acquisition	Cap
	Location		Date	Units	Basis	Rate
					($ MM)
Multifamily
Colonial Grand at Cornelius	Charlotte, NC		Feb-11	236	$23.6	5.6%
Colonial Grand at Wells Branch	Austin, TX		Feb-11	336	28.4	5.4%
Colonial Grand at Palm Vista	Las Vegas, NV		Mar-11	341	40.9	5.2%
Colonial Grand at Traditions (1)	Gulf Shores, AL		June-11	324	17.6	7.2%
Colonial Village at Beaver Creek	Raleigh, NC		Aug-11	316	26.4	6.5%
Colonial Grand at Commerce Park	Charleston, SC		Sep-11	312	30.9	5.6%
Colonial Reserve at Medical District	Dallas, TX		Sep-11	278	33.0	5.3%
Colonial Grand at Hebron	Dallas, TX		Nov-11	312	34.1	5.7%
Total Acquisitions					$234.9

(1) On June 17, 2011, the Company purchased the outstanding note from the lender and consolidated this joint venture in the Company's consolidated financial statements. On August 1, 2011, the Company acquired the joint venture's property through foreclosure.

DISPOSITIONS

					Sales	Cap
	Location		Date	Units/SF	Price	Rate	Remarks
				(SF-000s)	($ MM)
Multifamily
Brookfield	Dallas/Ft. Worth, TX		Sep-11	232	$9.5	6.1%	(1)
CG at McGinnis Ferry	Atlanta, GA		Sep-11	434	39.0	6.1%	(1)
CG at Sugarloaf	Atlanta, GA		Sep-11	250	22.5	6.1%	(1)
CV at Meadow Creek	Charlotte, NC		Sep-11	250	13.6	6.1%	(1)
Paces Cove	Dallas/Ft. Worth, TX		Sep-11	328	12.5	6.1%	(1)
Summer Tree	Dallas/Ft. Worth, TX		Sep-11	232	8.7	6.1%	(1)
					$105.8

Commercial
Town Park 400 (Office)	Orlando, FL		Nov-11	176	$23.9	4.1%
CP Alabaster II/Tutwiler II (Retail)	Birmingham, AL		Nov-11	420	2.4	7.5%	5% Ownership Interest
CP Turkey Creek I & III (Retail)	Knoxville, TN		Dec-11	659	65.9	7.2%	50% Ownership Interest
					$92.2
Total Dispositions					$198.0

(1) These property dispositions were part of a single transaction and had a weighted average cap rate of 6.1%.

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$368,894	4Q12 - 4Q13	3	88	1	12
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		160			3	107	1	52

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF-in 000's			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	4Q11	After
Multifamily
CG Hampton Preserve	Tampa, FL	0.486	74	64	4Q10	4Q12	1Q14	$58.3	$42.5	$15.8
CG at Double Creek	Austin, TX	0.296	n/a	n/a	1Q11	1Q13	3Q13	31.7	9.0	22.7
CG at Lake Mary (Phase I)	Orlando, FL	0.232	n/a	n/a	3Q11	4Q12	3Q13	30.3	8.7	21.6
								$120.3	$60.2	$60.1
Commercial
Colonial Promenade Huntsville (Phase I) (1)	Huntsville, AL	—			3Q11	4Q12		$3.8	$2.8	$1.0

			Total Active Development Projects					$124.1	$63.0	$61.1
			Future Development Projects (see below)						106.3
			Investment Land (see below)						137.5
			Total Properties Under Development (per Balance Sheet)						$306.8

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
		Units/			Future		Investment		Held
	Location	SF-in 000s			Development		Land		For Sale
Multifamily
CG at South End	Charlotte, NC	0.353			13.9		—		—
CG at Randal Park (2)	Orlando, FL	0.462			12.2		—		—
CG at Thunderbird	Phoenix, AZ	0.244			8.4		—		—
CG at Sweetwater	Phoenix, AZ	0.195			7.2		—		—
CG at Azure (3)	Las Vegas, NV	0.39			10.4		—		—
CG at Lake Mary (Phase II) (4)	Orlando, FL	0.108			3.3
Total Multifamily Assets					$55.5		$—		$—

Commercial
Colonial Promenade Huntsville (Phase II) (1)	Huntsville, AL				$7.4		$—		$—
Colonial Promenade Nord du Lac (5)	Covington, LA	236			26.8		—		—
Randal Park	Orlando, FL				16.6		—		—
Outparcels / Pads					—		17.8		—
Total Commercial Assets					$50.8		$17.8		$—

Multifamily					$—		$4.5		$—
Commercial					—		45.3		—
Condo / Townhome					—		—		8.1
For-sale Residential Land					—		69.9		2.4
Total Projects					$106.3		$137.5		$10.5

(1) The Company is currently preparing site-work for the shadow-anchor in this commercial development. The Company is still evaluating plans for this commercial project, therefore dollars attributable to this development are subject to change.
(2) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(3) On May 18, 2011, the Company purchased approximately 20 acres adjacent to the existing multifamily site for approximately $2.5 million. The Company intends to combine the sites and develop 390 multifamily apartment units as compared to the 188 apartment units previously planned.
(4) On July 1, 2011, the Company purchased the remaining 50% interest in Lanesboro at Heathrow, LLC.
(5) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2011

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mt'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$184,000	10%	1.4%	0.5	$184,000	10%	1.4%	0.5
Unsecured Other	881,066	50%	5.8%	3.8	881,066	46%	5.8%	3.8
Secured	694,661	40%	5.6%	7.2	842,503	44%	5.6%	6.4
Total Debt	$1,759,727	100%	5.3%	4.8	$1,907,569	100%	5.3%	4.6

Fixed/Floating
Fixed Rate Debt	$1,562,951	89%	5.7%	5.3	$1,697,974	89%	5.7%	5.1
Floating Rate Debt	196,776	11%	1.5%	0.7	209,595	11%	1.5%	0.7
Total Debt	$1,759,727	100%	5.3%	4.8	$1,907,569	100%	5.3%	4.6

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	12/31/2011	12/31/2010	Interest Rate	Due

Floating	$184,000	$377,362	1.35%	6/21/2012
Total Outstanding on LOC	$184,000	$377,362	1.35%

Notes:
- In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.
- 5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2011

PUBLIC RATINGS
					Senior Unsecured		Preferred
					Rating	Outlook	Rating
Fitch Ratings	George Hoglund		212-908-9149		BB+	Positive	BB-
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Positive	Ba2
Standard & Poor's	Eugene Nusinzon		212-438-2449		BB+	Positive	B+

COVERAGE RATIOS
			4Q10	YE 10		4Q11	YE 11
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.6	0.6		0.7	0.7
Earnings to Fixed Charges & Preferred
Share Distributions (1)			0.6	0.6		0.7	0.7

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.1	2.2		2.3	2.3
Fixed Charge Coverage (3)			2.0	1.9		2.2	2.2
Fixed Charge w/ Cap Int (4)			1.9	1.8		2.1	2.2

See Page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share dividends for the three and twelve months ended December 31, 2011 and 2010 is primarily a result of non-cash depreciation and amortization expense and the classification of assets sold as discontinued operations.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Total Debt to Total Assets cannot exceed 60%	48.6%	48.5%	48.4%	49.0%	47.8%	45.9%	45.7%	46.6%
Secured Debt to Total Assets cannot
exceed 40%	21.9%	23.1%	23.0%	22.3%	21.7%	21.3%	21.4%	20.5%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	248.2%	249.1%	250.9%	243.0%	250.9%	270.0%	279.2%	259.6%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.1x	2.1x	2.1x	2.1x	2.2x	2.2x	2.2x

COLONIAL PROPERTIES TURST
Debt Summary
As of December 31, 2011

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Consolidated Debt	$1,673,306	$1,707,831	$1,705,829	$1,761,571	$1,767,619	$1,759,727	$1,681,720	$1,759,727
Unconsolidated Debt	238,385	225,421	224,871	201,283	200,887	147,842	188,803	147,842
Total Debt	1,911,691	1,933,252	1,930,700	1,962,854	1,968,506	1,907,569	1,870,523	1,907,569
Preferred Stock
7.25% Series B (Units) (1)	100,000	100,000	100,000	50,000	50,000	50,000	50,000	—
8.125% Series D (2)	100,118	100,118	—	—	—	—	—	—
Total Preferred Stock	200,118	200,118	100,000	50,000	50,000	50,000	50,000	—

Market Equity (Shares & Units)	997,711	1,142,305	1,375,697	1,545,694	1,737,178	1,919,631	1,717,119	1,974,253
Total Market Capitalization	$3,109,520	$3,275,675	$3,406,397	$3,558,548	$3,755,684	$3,877,200	$3,637,642	$3,881,822

Debt / Total Market Capitalization	61.5%	59.0%	56.7%	55.2%	52.4%	49.2%	51.4%	49.1%

(1) During December 2010, the Company redeemed 50% of its outstanding Series B Units. During December 2011, the Company redeemed the remaining 50%
of its outstanding Series B Units.
(2) During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	4Q11	4Q10	YE 11	YE 10
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions (1)	$—	$—	$—	$(350)
For-Sale Residential	168	(145)	100	(323)
Development (2)	(69)	(250)	(54)	(1,296)
Land / Outparcel Sales	(3)	(49)	56	139
Corporate Assets	—	—	—	110
Totals	$96	$(444)	$102	$(1,720)

3rd Party Management & Leasing Fee Revenue	$2,097	$2,781	$8,047	$11,693
Straight Line Rents	299	472	1,766	2,013
Percentage Rents	50	69	318	476
Interest Expense	22,991	21,501	87,667	84,553
Capitalized Interest	193	202	438	1,153
Debt - Principal Amortization	564	355	1,969	1,333
Preferred Dividend Payments	867	1,724	3,586	12,810
Amortization of Deferred Financing Costs	1,252	1,173	4,787	4,645
Amortization of Stock Compensation	1,536	1,228	6,013	4,589
Unconsolidated (3)
Straight Line Rents	83	154	308	423
Interest Expense	2,565	2,789	11,124	12,531
Debt - Principal Amortization	206	185	772	975
Amortization of Deferred Financing Costs	25	22	94	114

(1) Amounts presented in 2010 represent HOA settlement cost related to infrastructure repair.
(2) Amounts presented in 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.
(3) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	4Q11	4Q10	YE 11	YE 10
Acquisitions
Multifamily	$34,050	$37,900	$234,845	$60,666
Acquisitions, Consolidated Assets	$34,050	$37,900	$234,845	$60,666

Development Expenditures
Multifamily	$15,536	$1,440	$35,816	$3,043
Commercial	5,109	6,707	10,187	27,890
For-Sale / Other	747	152	1,060	1,329
Total, including subs	21,392	8,299	47,063	32,262
Less: Infrastructure Reimbursement from City/County	—	(4,800)	(267)	(4,800)
Less: Unconsolidated / Other (1)	—	—	—	(393)
Development, Consolidated Assets	$21,392	$3,499	$46,796	$27,069

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$—	$105,750	$768
Commercial	90,120	38,800	90,120	38,800
For-Sale / Other	3,959	1,854	7,622	9,270
Outparcels / Land	—	15,590	12,430	18,164
Corporate Assets	—	—	—	110
Total, including subs	94,079	56,244	215,922	67,112
Selling Costs	(1,373)	(2,593)	(2,971)	(4,130)
Outparcels / Land	—	(15,590)	(11,925)	(17,234)
Less: Unconsolidated - net (2)	(65,825)	(38,800)	(66,330)	(40,498)
Sales, Net - Consolidated Assets	$26,881	$(739)	$134,696	$5,250

(1) Includes items reclassified to other cash flow investing activities.
(2) Outparcels/Land sales for the twelve months ended December 31, 2011 and 2010 include outparcel sales at some of the Company's unconsolidated commercial properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	4Q11	4Q10	YE 11	YE 10
Divisional Total Revenues
Multifamily - Same Property	$75,507	$71,575	$295,620	$283,115
Multifamily - Non-Same Property (1)	9,994	7,329	40,427	26,279
Commercial	19,401	19,227	77,850	80,015
Total Divisional Revenues	104,902	98,131	413,897	389,409

Less: Unconsolidated Revenues - Multifamily	(459)	(534)	(2,336)	(3,106)
Less: Unconsolidated Revenues - Commercial	(6,129)	(6,938)	(26,046)	(30,987)
Discontinued Operations	(43)	(3,988)	(12,252)	(15,781)
Unallocated Corporate Revenues	2,097	2,781	8,047	11,693
Consolidated Revenue Adjusted - '10 Discontinued Operations (2)	100,368	89,452	381,310	351,228

Add: Additional Discontinued Operations Revenue, post filing (3)	—	3,986	—	15,781
Total Consolidated Revenue, per 10-Q/10-K (4)	$100,368	$93,438	$381,310	$367,009

RECONCILIATION OF EXPENSES

	4Q11	4Q10	YE 11	YE 10
Divisional Total Expenses
Multifamily - Same Property	$29,876	$28,878	$120,730	$120,057
Multifamily - Non-Same Property (1)	4,695	5,094	19,272	15,145
Commercial	6,218	6,376	25,077	26,009
Total Divisional Expenses	40,789	40,348	165,079	161,211

Less: Unconsolidated Expenses - Multifamily	(211)	(225)	(1,153)	(1,638)
Less: Unconsolidated Expenses - Commercial	(2,147)	(2,256)	(8,728)	(10,148)
Discontinued Operations	(488)	(3,489)	(6,640)	(9,111)
Total Property Operating Expenses	37,943	34,378	148,558	140,314
Property Management Expenses	2,187	2,576	9,185	8,584
General & Administrative Expenses	4,844	4,541	20,439	18,563
Management Fee and Other Expenses	2,386	2,245	8,067	9,504
Restructuring Charges	153	361	153	361
Investment and Development Expenses (5)	344	380	1,781	422
Impairment and Other Losses	3,392	394	5,736	1,308
Depreciation	31,605	29,594	123,460	116,374
Amortization	2,017	2,217	8,426	8,848
Consolidated Expense Adjusted - '10 Discontinued Operations (2)	84,871	76,686	325,805	304,278

Add: Additional Discontinued Operations Expense, post filing (3)	—	3,284	—	13,207
Total Consolidated Expense, per 10-Q/10-K (4)	$84,871	$79,970	$325,805	$317,485

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	4Q11	4Q10	YE 11	YE 10
Divisional Total NOI
Multifamily - Same Property	$45,631	$42,697	$174,890	$163,058
Multifamily - Non-Same Property (1)	5,299	2,235	21,155	11,134
Commercial	13,183	12,851	52,773	54,006
Total Divisional NOI	64,113	57,783	248,818	228,198

Less: Unconsolidated NOI - Multifamily	(248)	(309)	(1,183)	(1,468)
Less: Unconsolidated NOI - Commercial	(3,982)	(4,682)	(17,318)	(20,839)
Discontinued Operations	445	(499)	(5,612)	(6,670)
Unallocated Corporate Revenues	2,097	2,781	8,047	11,693
Property Management Expenses	(2,187)	(2,576)	(9,185)	(8,584)
General & Administrative Expenses	(4,844)	(4,541)	(20,439)	(18,563)
Management Fee and Other Expenses	(2,386)	(2,245)	(8,067)	(9,504)
Restructuring Charges	(153)	(361)	(153)	(361)
Investment and Development Expenses (5)	(344)	(380)	(1,781)	(422)
Impairment and Other Losses	(3,392)	(394)	(5,736)	(1,308)
Depreciation	(31,605)	(29,594)	(123,460)	(116,374)
Amortization	(2,017)	(2,217)	(8,426)	(8,848)
Income from Operations	15,497	12,766	55,505	46,950
Total Other Income (Expense)	(5,412)	(19,120)	(73,097)	(84,467)
Income (Loss) from Continuing Operations (6)	10,085	(6,354)	(17,592)	(37,517)
Discontinued Operations	—	327		1,085
Income (Loss) from Continuing Operations, per 10-Q/10-K (4)	$10,085	$(6,027)	$(17,592)	$(36,432)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Income (Loss) from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010

	4Q11	4Q10	YE 11	YE 10
Assets Sold
Revenue from Assets Sold	$43	$3,988	$12,252	$15,781
Expenses from Assets Sold	488	3,489	6,640	9,111
(NOL)/NOI from Assets Sold	$(445)	$499	$5,612	$6,670

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2011). A reconciliation of NOI from properties sold or held for sale to net loss for these properties is as follows:

	4Q11	4Q10	YE 11	YE 10
(Loss) income from discontinued operations	$(614)	$(1,331)	$38	$(631)
Adjustment for:
Impairment	—	—	—	—
Depreciation and amortization expenses	169	1,455	4,461	5,812
Interest income (expense), net and debt cost amortization	—	375	1,113	1,489
(NOL)/NOI from discontinued operations	$(445)	$499	$5,612	$6,670

(NOL)/NOI from assets sold	(445)	499	5,612	6,670
NOI from assets held for sale	—	—	—	—

(NOL)/NOI from discontinued operations	$(445)	$499	$5,612	$6,670

ADJUSTED EBITDA RECONCILIATION

	4Q11	4Q10	YE 11	YE 10
Net Income (Loss) Available to Common Shareholders	$9,089	$(7,069)	$3,428	$(48,054)

Consolidated
Noncontrolling Interest	748	(664)	293	(5,068)
Income - Unconsolidated Assets	(18,588)	(3,389)	(17,497)	(3,365)
Preferred Dividends	867	1,724	3,586	12,810
Preferred Share/Unit Issuance Costs	1,319	1,318	1,319	4,868
Preferred Unit Repurchase Gains	(2,500)	(3,000)	(2,500)	(3,000)
Interest Expense	22,991	21,501	87,667	84,553
Amortization of Deferred Financing Costs	1,252	1,173	4,787	4,645
Gain on Retirement of Debt	—	—	—	(1,044)
Loss on Hedging Activities	—	—	—	289
Income Tax Expense	222	201	962	1,201
Depreciation & Amortization	33,791	33,266	136,347	131,034
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	(154)	444	(23,848)	1,669
Gain/(Loss) - Undepreciated Property (1)	96	(444)	102	(1,720)
Impairment and Other Losses, excluding Casualty Losses	3,250	215	5,023	346
Amortization of Stock-Based Compensation Expense	1,536	1,228	6,013	4,589
Adjusted EBITDA from Consolidated Properties	53,919	46,504	205,682	183,753
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated	18,588	3,389	17,497	3,365
Interest Expense	2,565	2,789	11,124	12,531
Amortization of Deferred Financing Costs	25	22	94	114
Depreciation & Amortization	2,384	2,890	11,432	13,122
Impairment	—	2	18	282
Gain on Sale of Property	(18,787)	(3,461)	(18,765)	(3,578)
Adjusted EBITDA	$58,694	$52,135	$227,082	$209,589

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	4Q11	4Q10	YE 11	YE 10
Earnings
Net Income/(Loss) (before preferred shares)	$7,908	$(8,751)	$2,247	$(40,537)
Discontinued Operations:
Loss (Income) from Discontinued Operations	614	1,331	(38)	631
Noncontrolling Interest in CRLP	(43)	(114)	1,873	(99)
(Gains)/Losses on Disposal of Discontinued Operations	(58)	—	(23,733)	395
Noncontrolling Interest of Limited Partners	—	(1)	—	4
CRLP Noncontrolling Interest - Common U/H	791	(550)	(1,580)	(4,969)
(Gains)/Losses from Sales of Property, net of Income Taxes	(96)	444	(115)	1,391
Noncontrolling Interest of Limited Partners	6	7	53	(103)
Income Tax Expense	222	201	962	1,201
Income from Partially-Owned Investments	(18,588)	(3,389)	(17,497)	(3,365)
	(9,244)	(10,822)	(37,828)	(45,451)
Amortization of Interest Capitalized	495	497	1,986	1,988
Capitalized Interest	(193)	(202)	(438)	(1,153)
Distributions from Partially-Owned Investments	653	859	3,737	5,566
Fixed Charges, from below	25,303	24,600	96,478	97,512
Earnings	$17,014	$14,932	$63,935	$58,462

Fixed Charges
Interest Expense	$22,991	$21,501	$87,667	$84,553
Capitalized Interest	193	202	438	1,153
Amortization of Deferred Financing Costs	1,252	1,173	4,787	4,645
Distributions to Series B Preferred Unitholders	867	1,724	3,586	7,161
Total	$25,303	$24,600	$96,478	$97,512

Fixed Charges & Preferred Share Distributions
Add: Distributions - Preferred Share Series D	—	—	—	5,649
Total	$25,303	$24,600	$96,478	$103,161

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	4Q11	4Q10	YE 11	YE 10
Interest Coverage Denominator
Interest Expense	$22,991	$21,501	$87,667	$84,553
Interest Expense - Unconsolidated	2,565	2,789	11,124	12,531
Total Interest Expense	$25,556	$24,290	$98,791	$97,084

Fixed Charge Denominator
Add: Preferred Dividend Payments	$867	$1,724	$3,586	$12,810
Debt Principal Amortization	564	355	1,969	1,333
Debt Principal Amortization - Unconsolidated	206	185	772	975
Total Fixed Charges	$27,193	$26,554	$105,118	$112,202

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	193	202	438	1,153
Total Fixed Charges w/ Capitalized Interest	$27,386	$26,756	$105,556	$113,355

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	96.4%	$756	$0.81	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	98.9%	880	0.65	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	95.0%	795	0.78
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	94.8%	745	0.70	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	96.2%	1,012	0.84	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	94.0%	703	0.70	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	97.2%	815	0.64	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	100.0%	806	0.60	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	95.8%	794	0.74	S
	Total	9	15.1 Years		2,956	3,248	96.1%	$790	$0.72
	Same Store	8	15.1 Years		2,598	2,883	96.1%	$790	$0.71
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	97.5%	$745	$0.88	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	96.7%	826	0.79	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	96.7%	919	0.88	S
CG at Round Rock	Austin	TX	2007	100.0%	422	429	94.5%	815	0.80	S
CG at Silverado	Austin	TX	2004	100.0%	238	240	95.4%	814	0.81	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	95.3%	914	0.88	S
CG at Wells Branch	Austin	TX	2008	100.0%	336	322	94.9%	825	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	183	95.2%	717	0.90	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	460	95.3%	700	0.81	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	99.1%	681	0.77	S
	Total	10	8.2 Years		3,244	3,076	96.0%	$791	$0.83
	Same Store	9	8.7 Years		2,908	2,754	96.1%	$787	$0.83
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	95.3%	$1,005	$0.89	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	328	94.8%	737	0.78
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	94.9%	588	0.68	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	96.3%	710	0.65	S
	Total	4	16.5 Years		1,608	1,585	95.3%	$726	$0.74
	Same Store	3	16.7 Years		1,262	1,257	95.4%	$723	$0.73
CG at Commerce Park	Charleston	SC	2008	100.0%	312	306	96.2%	$827	$0.84
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	92.0%	889	0.77	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	219	99.1%	867	0.91	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	97.4%	752	0.73	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	97.1%	669	0.73	S
CV at Westchase	Charleston	SC	1986	100.0%	352	258	99.7%	627	0.86	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	213	100.0%	660	0.69	S
	Total	7	21.1 Years		1,890	1,803	97.4%	$752	$0.79
	Same Store	6	24.0 Years		1,578	1,497	97.6%	$740	$0.78
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	372	95.1%	$814	$0.81	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	280	95.0%	724	0.78	S
CG at Cornelius	Charlotte	NC	2009	100.0%	236	252	95.8%	810	0.76
CG at Huntersville	Charlotte	NC	2008	100.0%	250	248	95.6%	821	0.83	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.5%	725	0.69	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	96.8%	768	0.83	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	99.3%	746	0.75	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	99.1%	827	0.88	S
CG at University Center	Charlotte	NC	2005	100.0%	156	167	97.4%	738	0.69	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	327	96.5%	681	0.71	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	96.7%	517	0.64	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	92.4%	597	0.63	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	94.1%	765	0.81	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	97.7%	671	0.61	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	95.3%	628	0.70	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	273	97.5%	612	0.63	S
Enclave	Charlotte	NC	2008	100.0%	85	108	95.3%	1,447	1.14
Heatherwood	Charlotte	NC	1980	100.0%	476	438	94.1%	590	0.64	S
	Total	18	12.8 Years		4,851	4,727	95.9%	$715	$0.73
	Same Store	16	13.9 Years		4,530	4,367	95.9%	$696	$0.72

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	93.8%	$857	$0.89
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	92.2%	823	0.91	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	462	96.7%	1,017	0.87	S
CR at Medical District	Dallas/Fort Worth	TX	2007	100.0%	278	242	95.0%	1,011	1.16
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	387	94.0%	696	0.81	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	96.4%	715	0.76	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	87.1%	580	0.73	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	383	94.1%	731	0.81	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	95.6%	774	0.83	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	93.3%	562	0.71	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	94.6%	719	0.81	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	347	96.1%	691	0.72	S
	Total	12	18.8 Years		4,254	3,911	94.2%	$770	$0.84
	Same Store	10	21.4 Years		3,688	3,391	94.2%	$743	$0.81
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	543	92.6%	$715	$0.66	S
CG at Madison	Huntsville	AL	1999	100.0%	336	355	95.2%	790	0.75	S
	Total	2	15.0 Years		836	898	93.7%	$746	$0.69
	Same Store	2	15.0 Years		836	898	93.7%	$745	$0.69
CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	96.0%	$953	$0.82	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	97.8%	899	0.79	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	96.3%	1,083	1.12	S
CG at Town Park	Orlando	FL	2002	100.0%	456	535	95.0%	999	0.85	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	95.7%	808	0.89	S
	Total	5	10.6 Years		1,756	1,906	96.0%	$923	$0.85
	Same Store	5	10.6 Years		1,756	1,906	96.0%	$923	$0.85
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	96.7%	$699	$0.69	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	95.2%	839	0.85	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	97.0%	854	0.85	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	95.6%	898	0.80	S
	Total	4	14.5 Years		952	979	96.2%	$810	$0.79
	Same Store	4	14.5 Years		952	979	96.2%	$810	$0.79
CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	99.4%	$773	$0.79	S
CG at Brier Creek	Raleigh	NC	2010	100.0%	364	401	94.5%	878	0.80
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	98.6%	723	0.72	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	239	97.6%	794	0.84	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	385	93.5%	766	0.74
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	95.9%	741	0.71	S
CV at Beaver Creek	Raleigh	NC	2000/03	100.0%	316	308	95.9%	732	0.75
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	94.1%	738	0.76	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	95.6%	723	0.69	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	94.7%	684	0.71	S
	Total	10	14.0 Years		3,014	3,054	96.1%	$758	$0.75
	Same Store	7	16.9 Years		1,964	1,960	96.6%	$741	$0.74
Ashley Park	Richmond	VA	1988	100.0%	272	194	93.8%	$645	$0.90	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	97.0%	660	1.29	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	94.2%	797	0.84	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	98.3%	806	1.05	S
CV at Waterford	Richmond	VA	1990	100.0%	312	289	97.1%	815	0.88	S
CV at West End	Richmond	VA	1987	100.0%	224	156	96.0%	737	1.06	S
	Total	6	28.8 Years		1,700	1,298	96.0%	$743	$0.97
	Same Store	6	28.8 Years		1,700	1,298	96.0%	$742	$0.97

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	337	98.4%	$840	$0.78	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	93.2%	941	0.89	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	98.6%	813	0.87	S
CV at Greentree	Savannah	GA	1983	100.0%	194	165	96.9%	664	0.78	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	98.6%	731	0.89	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	95.7%	781	0.74	S
	Total	6	18.3 Years		1,437	1,414	96.8%	$812	$0.83
	Same Store	6	18.3 Years		1,437	1,414	96.8%	$813	$0.83
TOTAL PROPERTIES IN MAJOR MARKETS		93	15.6 Years		28,498	27,899	95.8%	$771	$0.79
	Same Store	82	16.7 Years		25,209	24,604	95.8%	$762	$0.78

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	97.4%	$666	$0.77	S
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	410	94.5%	747	0.73	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	98.3%	888	0.90	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	93.2%	733	0.82
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	97.9%	1,037	0.99	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	349	94.1%	817	0.80
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	97.8%	886	0.93	S
CG at Traditions*	Gulf Shores	AL	2007	100.0%	324	322	91.5%	590	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	96.9%	677	0.74	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	94.6%	581	0.67	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	217	99.2%	853	1.02	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	92.0%	812	0.90	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	95.7%	549	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	93.6%	534	0.56	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	145	99.4%	705	0.81	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	92.6%	818	0.83	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	206	96.9%	1,162	0.54
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	312	94.5%	589	0.59	S
TOTAL PROPERTIES IN OTHER MARKETS		18	19.1 Years		5,165	5,002	95.8%	$748	$0.77
	Same Store	14	23.3 Years		4,024	3,787	96.1%	$746	$0.79

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	96.3%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	93.1%
TOTAL MANAGED		2	8.0 Years		706	777	94.6%

LEASE UP PROPERTIES
CG at Hampton Preserve	Tampa	FL	2011	100.0%	486	517	—	980	0.94
CG at Hebron	Dallas/Fort Worth	TX	2011	100.0%	312	350	72.8%	1,011	0.90
TOTAL LEASE UP		2			798	867

TOTAL ALL PROPERTIES (1)		115	15.9 Years		35,167	34,545	95.8%	$767	$0.78
	Same Store	96	17.7 Years		29,233	28,391	95.9%	$760	$0.78

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%. Lease up properties are not included in Occupancy and
Market Rent calculations.
(2) On June 17, 2011, the Company purchased the outstanding note from the lender and consolidated this joint venture in the Company's financial statements. On
August 1, 2011, the Company acquired the joint venture's property through foreclosure.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	89.4%	28.74
Three Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	93.6%	24.74
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	90.1%	25.31
CP Tannehill (Retail)	Birmingham	AL	2008	100%	445	211	234	94.6%	19.89
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	89.9%	26.95
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	100.0%	19.98
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	88.2%	19.48
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	275	87	188	88.0%	14.37
Total Consolidated		9			3,330	923	2,407	93.0%	$25.00

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	74.1%	$18.17
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.3%	21.50
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	65.2%	18.98
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	85.9%	21.69
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	72.8%	20.21
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	79.7%	19.29
Colonial Place I and II	Tampa	FL	1984/86	15%	373	—	373	72.1%	24.95
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	97.3%	18.00
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	45.5%	23.94
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	74.3%	19.57
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	81.1%	19.17
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	98.4%	19.22
International Park	Birmingham	AL	1987/99	15%	211	—	211	85.0%	20.91
The Peachtree	Atlanta	GA	1989	15%	317	—	317	85.4%	24.33
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	82.8%	10.99
Total		16			4,916	—	4,916	82.5%	$20.51
Total (Weighted)		16				—	737	82.5%	$20.51

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	88.9%	$25.97
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	77.5%	18.83
Total		2			304	—	304	84.9%	$22.96
Total (Weighted)		2					46	84.9%	$22.96

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.97
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	86.1%	19.30
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	95.9%	15.73
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	97.9%	19.56
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	86.6%	13.74
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	92.1%	19.00
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.0%	13.97
Total		9			1,703	—	1,703	94.8%	$15.41
Total (Weighted)		9					170	94.8%	$15.41

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	88.7%	18.38
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	95.7%	15.68
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
Total		4			938	484	454	93.7%	$18.05
Total (Weighted)		4					128	95.6%	$18.54
Total Unconsolidated		31			7,861	484	7,377	86.1%	$19.08
Total Unconsolidated (Weighted)		31					1,081	88.1%	$19.44

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		6			877

Total Commercial Properties		46			12,068	1,407	9,784	87.8%	$20.27
Total Commercial Properties (Weighted)		46					3,488	90.9%	$22.99

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of December 31, 2011
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park		370		20%	93.5%	$4,304	$660
Colonial Grand at Huntcliff		358		20%	95.0%	4,995	1,382
Regents Park (Phase II)	(1)	—		40%	—	—	3,341
Belterra		288		10%	93.8%	1,948	365
Colonial Grand at McKinney	(1)	—		25%	—	—	1,721

Total Multifamily		1,016				$11,247	$7,469

DRA/CLP	(2)	5,220		15%	82.7%	111,286	(25,152)
Bluerock	(3)	1,703		10%	94.8%	10,754	(6,426)
Colonial Pinnacle at Turkey Creek	(4)	—		—	—	—	—
Colonial Pinnacle at Turkey Creek III	(4)	—		—	—	—	—

Other
Land Title Building		30		33%	100.0%	193	331
Colonial Promenade Madison		111		25%	95.7%	—	2,062
Colonial Promenade Hoover		381		10%	88.7%	1,543	43
Colonial Promenade Smyrna		416		50%	96.6%	12,819	2,259
Colonial Promenade Alabaster II/Tutwiler II	(5)	—		—	—	—	—

Total Commercial		7,861	(6)			$136,595	$(26,883)

Other Unconsolidated Investments						—	140
Total Investments in Unconsolidated Subsidiaries						$147,842	$(19,274)

(1) Consists of undeveloped land.
(2) As of December 31, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$8.8 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $34.0 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of December 31, 2011.
(3) Equity investment includes the Company's investment of approximately $0.4 million, offset by the excess basis difference on the transaction of approximately $6.8 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's
Balance Sheet as of December 31, 2011.
(4) On December 9, 2011, the Company sold its 50% interest in these joint ventures.
(5) On November 28, 2011, the Company sold its remaining 5% interest in this joint venture.
(6) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 32-33.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.